Derivatives Warrant Liabilities	6 Months Ended
Jun. 30, 2024
Derivatives Warrant Liabilities [Abstract]
Derivatives Warrant Liabilities

Note 7 – Derivatives Warrant Liabilities:

Private Placement Warrants

The Company issued pre-funded warrants, series B warrants and series A warrants as part of the PIPE. During January 2024, certain warrant holders exercised the remaining 605,452 pre-funded warrants and the remaining 132,116 series B warrants via a cashless exercise mechanism for which they received 601,367 and 131,249 ordinary shares, respectively. No pre-funded warrants or series B warrants remain outstanding. As of June 30,2024, 4,636,364, series A warrants were outstanding, each such warrant may be exercised to purchase ordinary shares with an exercise price of $1.10 per ordinary share, subject to beneficial ownership limitations and adjustments.

The fair value of the series A warrants issued in the PIPE at the time of the closing of the PIPE, which took place on October 30, 2023, was re-calculated on June 30, 2024 by an independent valuation expert, performing numerous iterations using the Black–Scholes option price model, based on a probability of an adjustment event and using the following assumptions:

	June 30, 2024	December 31, 2023
Expected volatility (%)	56.50%-63.21%	55.08%-60.24
Risk-free interest rate (%)	4.35%-4.65%	3.85%-4.05%
Expected Life (years)	2-5	2-5
Value per share	$0.69	$0.71
Exercise price (U.S. dollars per share)	$1.1	$1.1

The following table sets forth the fair value changes of the series A warrants during the six months ended June 30, 2024:

Balance as of December 31, 2023	1,564,773
Change in fair value	(67,227)
Balance as of June 30, 2024	1,497,546